                                                                    Exhibit 10.9

                          PRODUCTION PURCHASE AGREEMENT

                                     Between

                               R2 Technology, Inc.

                                       And

                               CANON U.S.A., INC.






Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

         1.       Scope........................................................1

         2.       Terms and Conditions.........................................2

         3.       Term.........................................................3

         4.       Price........................................................3

         5.       Ordering, Delivery and Payment Terms.........................3

         6.       INTENTIONALLY OMITTED........................................4

         7.       Rescheduling.................................................4

         8.       Seller's Design Changes......................................4

         9.       Safety Standards and Legal Compliance........................5

         10.      Proprietary Rights...........................................5

         11.      Indemnification..............................................6

         12.      Insurance....................................................8

         13.      Inspection, Warranty and Service.............................8

         14.      Default.....................................................11

         15.      Product Discontinuance......................................12

         16.      Force Majeure...............................................12

         17.      Equal Opportunity...........................................13

         18.      Government Contracts........................................13

         19.      Survival....................................................13

         20.      Relationship of Parties.....................................13

         21.      Publicity...................................................13

         22.      Administration..............................................14

         23.      General.....................................................15

         24.      Exhibits....................................................16

                               R2 Technology, Inc.

                          Production Purchase Agreement

         This Agreement, together with Exhibits A, B, C and D (the "Agreement") is made and entered into this 27th day of April, 2000 by and between R2 Technology, Inc., a Delaware corporation, having a principal place of business at 325 Distel Circle, Los Altos, California 94022 ("R2") and Canon U.S.A., Inc., a New York corporation, having a principal place of business at One Canon Plaza, Lake Success, N.Y. 11042-1198 ("Seller").

                                   BACKGROUND

         R2 desires to purchase from Seller on a non-exclusive basis certain Canon brand scanner products listed in Exhibit A, attached (the "Products"), for
                                       ---------
integration only by R2 and its authorized facilities into its Mammo 1000 ImageChecker Systems and successors of the same product which will be set forth in R2's Business Plan (the "Systems") to be distributed by R2 only to distributors, dealers and end users; and

         Seller is willing to sell the Products to R2 upon the terms and conditions set forth in this Agreement.

         In consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto agree as follows:

         1.   Scope.
              -----

              1.1  All Purchase Orders. This Agreement shall apply to all
                   -------------------
purchase orders placed by R2 and accepted by Seller during the Term (as defined below) for the Products.

              1.2  Subsidiaries. This Agreement also applies to subsidiaries of
                   ------------
R2 at such locations and doing business in such territories as are mutually agreed to in writing by authorized representatives of the parties. A violation of the terms of this Agreement by R2's subsidiaries referenced in the immediately preceding sentence constitutes a breach of this Agreement by R2.

                   1.2.1 Territory. The Systems containing Products shall be
                         ---------
distributed by R2 to distributors, dealers and end users in the United States and Canada only (the "Territory").

              1.3  Product Use. R2 acknowledges and confirms that Seller is
                   -----------
entering into this Agreement to accommodate R2's desire to integrate the Products into R2's Systems at R2's facility in Los Altos, CA or other R2 designated facilities located in the Territory, R2 agrees to distribute the Products as part of Systems sold only to distributors, dealers and end users. Distributors include entities which sell R2's Systems to dealers as a normal and customary part of their business. Dealers include entities which sell R2's Systems to end users as a normal and customary part of their business. End users include entities which utilize R2's Systems to provide a service to their customers.

     1.4 Business Plan. R2 has submitted to Seller a business plan, a copy of
         -------------
which is attached hereto as Exhibit C, (the "Business Plan"), and acknowledges
                            ---------
Seller's reliance upon the information furnished by R2 in the Business Plan in concluding that R2 would be meeting the needs of a particular distribution channel. R2 agrees to notify the Seller of any material changes to the Business Plan affecting Seller and Seller reserves the right to terminate the Agreement based on such changes in accordance with Section 14.1 of this Agreement. The Business Plan includes a clear explanation of (i) the Systems in which the Products will be integrated, including specifications therefor; (ii) R2's program for distributing the Systems containing the Products, including R2's proposed worldwide distribution channels which R2 understands is subject to R2 entering into agreements with Seller's affiliates; and (iii) R2's program for providing support services for its Systems. Notwithstanding the foregoing, R2 and Seller acknowledge and agree that the Business Plan is merely a description of R2's expectations with respect to the Products and the Systems, and Seller shall have no obligation to the terms and conditions described in the Business Plan.

     1.5 New Product Inclusion. R2 will notify Seller if it wishes to add a new
         ---------------------
product(s) or series of products of Seller's to this Agreement. If Seller agrees, R2 and Seller shall then proceed to establish pricing, forecast and delivery terms for each of such new product. Upon agreement on these items, the parties will amend this Agreement to include such product(s).

  2. Terms and Conditions.
     --------------------

     2.1 This Agreement contains the exclusive terms and conditions, which apply to all purchases of the Products, notwithstanding any purchase order, acknowledgment or other business forms, transmitted by R2 or Seller. All Seller acknowledgments and transmittals must reference this Agreement and the applicable R2 purchase order.

     2.2 This Agreement does not constitute a purchase order. Purchases hereunder will be made utilizing R2 purchase orders issued by R2's Purchasing Department. R2 is liable under this Agreement only for those Products covered by such a purchase order.


     2.3 R2 will use reasonable efforts to supply Seller with a forecast of its intended purchases on a quarterly basis, but such forecast is for Seller's convenience only, and in no way creates an obligation on R2's or Seller's part to meet such forecast.

     2.4 Only insofar as the Products are incorporated into the Systems, the Canon logo, serial numbers, lettering, labels and stickers will not be visible to R2's customers. In the event R2 returns any Products to Seller, the original Canon logo, serial numbers, lettering, labels and stickers will be on the Products as provided. R2 agrees that it is covering Canon's logo, serial numbers, lettering, labels and stickers at R2's own cost and responsibility. R2 agrees to indemnify Seller for any claims arising from or related to, R2 covering such logo, numbers, labels or stickers appearing on the Products.

   3. Term. The term of this Agreement commenced on the date Seller started
      ----
doing business with R2 and will end on April 25, 2002 (the "Initial Term"), except that this Agreement will be automatically renewed for additional one (1) year periods (the "Term") subject to either party's right to terminate this Agreement, with or without cause, during the Initial Term or the Term, upon ninety (90) days notice, unless sooner terminated in accordance with the provisions of the Agreement.

   4. Price.
      -----

     4.1 The prices for the Products from Seller to R2, including any applicable discounts, are as specified in Exhibit A, attached hereto (the "Prices").
                               ---------

     4.2 R2 and Seller represent that to the best of their knowledge this Agreement does not violate the provisions of the Robinson-Patman Act and the Canadian Competition Act.

     4.3 The prices shown in Exhibit A, attached maybe adjusted downward on
                             ---------
mutual agreement, based on cost reductions resulting from higher quantities, lower material cost, or labor and overhead cost reductions. Price reductions shall apply to only to Products ordered by R2, but not yet delivered as of the date of the effective date of such reduction.

     4.4 In the event of any price increase, such increase will apply only to Products for which new orders were placed by R2 after the effective date of such increase.

     4.5 The prices set forth in Exhibit A, attached do not include freight or
                                 ---------
taxes, and all applicable federal, state and local sales, use and like taxes shall be separately stated on Seller's invoice. R2 shall be liable to Seller for such sales, use or like taxes actually charged only if R2 has failed to (i) comply with the statutory resale tax certificate requirements of states where appropriate and (ii) furnish Seller with applicable resale or other exemption certificate(s).

   5. Ordering, Delivery and Payment Terms.
      ------------------------------------

     5.1 The prices, as set forth in Exhibit A, attached are F.O.B. Seller's designated warehouse located in California or elsewhere in the Territory and all risk of loss or damage to the Products for Seller shall cease upon delivery to the carrier selected by Seller or designated by R2 in its purchase order.

     5.2 Seller will use reasonable efforts to deliver Products to meet R2's requested delivery dates, subject to the terms of this Agreement. Since Seller itself will be subject from time to time to manufacturer production or shipping delays, or both, R2 agrees that Seller may allocate distribution of the Products in a fair and equitable manner among all of its customers, even though this may effectively limit delivery of Products to R2.

     5.3 On or before November 15 of each year of the Initial Term or Term, as applicable, of this Agreement, R2 will place a blanket order, specifying its monthly and annual purchase requirements for the succeeding calendar year (each, a "Blanket Order"). The total number of units of Product R2 agrees to order for the year under each Blanket Order is guaranteed by R2. Products will be shipped to R2 in accordance with the following ordering scheme: each week R2 will supply a 13 week rolling order forecast of deliveries against the

Blanket Order (the "Order Forecast"). The first six weeks of the Order Forecast are frozen; that is, the first six weeks of the Order Forecast will constitute a firm purchase order by R2 and the remaining seven weeks can be adjusted by R2. It is understood and agreed by the parties that any Order Forecast submitted for a specific month may not deviate from the Blanket Order previously submitted by more than plus/minus 50% rounded up to the nearest whole number. If the Order Forecast for a specific month exceeds 50% of the Blanket Order, Seller may fill the Order Forecast, subject to the terms of this Agreement, for that month at its discretion. If the Order Forecast for a specific month is less than 50% of the Blanket Order, then R2 agrees that, subject to the terms of this Agreement, it will pay Seller for the amount of Product committed to for that month in the Blanket Order. R2 acknowledges that the Annual Blanket Order set forth in Exhibit A, attached, is R2's Blanket Order for the Year 2000, and R2 guarantees the purchase of 82 total units of Product for the Year 2000 in accordance with the ordering scheme above, subject to the terms of the "Product Specifications" Section of Exhibit B, attached. R2 acknowledges that it ordered, delivered and accepted 4 units of Product in 1998 and 4 units of Product in 1999. The purchase orders will (i) incorporate the terms of this Agreement, by reference to its date, (ii) be received by Seller during the Initial Term or Term, as applicable, of this Agreement, (iii) identify each item of Product by model number, (iv) indicate quantity, price (on a pro forma basis, with the invoice price to be determined in accordance with the provisions of this Agreement) and shipping instructions, and (v) specify R2's requested delivery dates provided that they are in accordance with the terms of this subsection.

      5.4 A purchase order will not be deemed binding on Seller (or R2) unless and until Seller accepts the purchase order (1) by sending written confirmation thereof to R2, or (2) in lieu of such confirmation, by shipping the units of Product covered by such purchase order. Seller reserves the right to reject or cancel any order, in whole or in part, before or after acceptance, for R2's questionable credit standing or because of R2's breach of this Agreement. The terms of R2's purchase orders will be null and void to the extent they vary from, conflict with or supplement the terms of this Agreement.


      5.5 R2 will pay for the Products in full in accordance with the terms of Seller's invoices therefor. Subject to approval of R2's credit from Seller's Finance Department, R2 agrees to pay Seller for the Products on a net 30 day basis from the date of the invoice. Invoices will show models of Product ordered.

   6. INTENTIONALLY OMITTED.
      ---------------------

   7. Rescheduling.  R2 may reschedule delivery of all or any part of any
      ------------
purchase order, at no additional charge, by issuing a P.O. amendment and Seller receiving such amendment no later than ninety (90) days before the original Delivery Date.

   8. Seller's Design Changes.
      -----------------------

      8.1 Seller acknowledges that R2 is a company that manufactures Class III Medical Devices in the United States and as such must adhere to the standards and regulations of the U.S. F.D.A., particularly their guidelines for QSR and GMP. In Canada, Seller's Product is a Class I Medical Device which does not require a medical device license, and Seller acknowledges that R2's System will be classified differently and subject to the medical device license standards and regulations of Health Canada. As such product changes must be carefully evaluated and, validated, and verified prior to inclusion in product for sales purposes. Seller shall notify R2 in writing (the original notification to be provided to the Administrator as per Section 22 (Administration) and copies to R2 personnel as may be requested), at least ninety days prior to the anticipated cut-in-date, of any impending changes in design that Seller believes will impact performance of or manufacture that might affect form, fit or function of the Products, including, changes in performance, hardware, maintenance procedures, interchangeability, software, interconnectability, reliability or compatibility of Products ordered. If said design change, in R2's opinion, necessitates evaluation by R2 of compatibility with R2's Systems, Seller, upon request from R2, will provide R2 with prototype units of Product for evaluation. Said design change, once approved by R2, shall cause the revision level or model number of the Product to be rolled. SELLER WILL NOT IMPLEMENT SUCH CHANGES WITHOUT THE PRIOR WRITTEN CONSENT OF R2. Seller is aware that any and all changes must be validated on a product sample 90 days prior to production shipments under FDA/GMP regulations. If R2 agrees to a change that does affect form, fit or function, the part number revision level will change.

      8.2 On all mandatory changes affecting form, fit or function, Seller will, at its own expense, supply R2 parts for all Products purchased by R2 affected thereby. Mandatory changes, as used herein is defined as: Any change necessary to ensure that Product (1) meets the Product Specifications set forth in
Exhibit B, attached; (2) except as set forth in Section 11.1, complies with
---------
applicable United States laws or regulations (as a Medical Image Digitizer defined in 21 CFR Section 829.2030, and not in combination with the System and Health Canada regulations (as a Class I Medical Device); or (3) meets the safety requirements established by Underwriters Laboratories for information technology equipment, set forth in UL 1950.

   9. Safety Standards and Legal Compliance.
      -------------------------------------

      9.1 Seller warrants that the Products satisfy the acceptance criteria set forth in Exhibit B, attached.
         ---------

      9.2 Except as set forth in Section 11.1, in the United States, Seller warrants and represents that Seller's Products, classified as a Medical Image Digitizer defined in 21 CFR Section 829.2030, and not in combination with the System, complies with all United States federal and state statutes and regulations. Seller further warrants and represents that in Canada, Seller's Products, and not in combination with the System, as a Class I Medical Device complies with Health Canada regulations.

      9.3 Seller agrees to notify R2 of any post-sale warnings, hazardous defects, retrofits or recalls which Seller implements with respect to any of the Products.

  10. Proprietary Rights.
      ------------------

      10.1 Confidential Information.
           ------------------------

           10.1.1 Neither party will publicize or disclose the existence or terms and conditions of this Agreement, or any transactions hereunder, without the express, prior written consent of the other party. The obligations of confidentiality in this Section 10.1.1 will not apply to information which (a) is or becomes public knowledge through no act or fault of either party, (b) is proven by written evidence to have been independently developed without any reference to the confidential information, or (c) is required to be disclosed pursuant to any law or judicial or governmental request, requirement or order, provided that there is reasonable prior notice to the other party of the order, and a reasonable effort is made to seek legal protection of the confidential information.

               10.1.2 The exchange, disclosure and use of confidential information by the parties will be governed by the terms of the Mutual Non-Disclosure Agreement executed by the parties and attached hereto as Exhibit D.
---------

          10.2 INTENTIONALLY OMITTED.
               ---------------------

          10.3 Inventions. All discoveries, improvements and inventions
               ----------
(collectively, "Original Works") conceived or first reduced to practice, as those terms are used before the U.S. Patent and Trademark Office, in the performance of this Agreement by R2's personnel (except for those Original Works related to the Products and those Original Works shall be the sole and exclusive property of Seller), shall be the sole and exclusive property of R2 shall retain any and all rights to file any patent applications thereon.

               10.3.1 All Original Works conceived or first reduced to practice, as those terms are used before the U.S. Patent and Trademark Office, in the performance of this Agreement by Seller's personnel shall be the sole and exclusive property of Seller and Seller shall retain any and all rights to file any patent applications thereon.

               10.3.2 All Original Works conceived or first reduced to practice, as those terms are used before the U.S. Patent and Trademark Office, in the performance of this Agreement jointly by Seller personnel and R2 personnel, shall be the property jointly of Seller and R2 (except for those Original Works related to the Products and those Original Works shall be the sole and exclusive property of Seller), each party having an equal and undivided one-half (1/2) interest therein. In such event, the parties shall mutually determine the following: 1) whether an application or applications shall be filed on such joint invention; 2) the party that will prepare and file such application or applications; and 3) the country or countries in which the same is to be filed. The patent expenses incurred shall be divided equally between the parties. In the event the parties are not able to mutually agree to file an application or applications on a joint invention, either party may prepare and file such application or applications at its own expense.

               10.3.3 The provisions of this Section 10.3, 10.3.1 and 10.3.2 regarding rights of ownership (individual and joint), sharing of expenses and licenses shall also apply to work of the parties and results obtained with respect to copyrightable subject matter, mask work rights and trade secrets.

     11.  Indemnification.
          ---------------

          11.1 Intellectual Property and Product Liability Indemnification.
               -----------------------------------------------------------
Nothing in this Agreement constitutes a representation or warranty that the Products are free from infringement of any patent, copyright, trade secret or any other proprietary right of any third party. Seller will defend any claim, suit or proceeding and pay any settlement amounts or damages awarded by a court of final appeal and competent jurisdiction against R2 arising out of claims by third parties that (i) a Product infringes or otherwise violates any United States patent, copyright, trademark or service mark or (ii) a Product caused property damage or personal injury solely due to the negligent acts or failure to act of Seller. The foregoing indemnification obligation (i) shall only apply to a Product in the form finally delivered to R2 by Seller pursuant to this Agreement and for which all payments have been paid; and (ii) shall not apply to claims based on any modification of the Products or the combination, operation or use of the Products with materials not supplied by Seller; (iii) shall only apply if R2 promptly notifies Seller of any such claim, and cooperates with Seller, at Seller's expense, in the defense of such claim, and gives Seller the sole right to control the defense and settlement of any such claim. R2 shall have no authority to settle any claim on behalf of Seller.

               11.1.1 In the event of a claim of infringement, Seller shall have the option to: (i) obtain, at Seller's expense, a license to permit the sale or use of the Products by R2; or (ii) modify or replace such Products, at Seller's expense, to make them non-infringing (and extend this indemnity thereto), provided that any such replacement or modified Products are substantially similar in features and functionality; or (iii) notwithstanding anything to the contrary herein, Seller may cancel all outstanding orders for the Products without any penalty or compensation to R2 and R2 and its distributors and dealers will return the Products to Seller that are in its inventory, and Seller will grant R2 a refund equal to the purchase price of the Products in inventory as amortized on a straight-line basis over a five year period from the date of delivery.

               11.1.2 Under no circumstances shall Seller be liable for any of the following: (i) third party claims against R2 for losses other than those under Section 11.1 and 11.1.1, (ii) loss of, or damage to, R2's records or data, or (iv) special, incidental or indirect damages or for any economic consequential damages (including lost profits or savings), even if Seller is informed of their possibility. The maximum aggregate liability for which R2 is entitled to recover damages from Seller, regardless of the basis of such claim (including without limitation, fundamental breach, negligence, misrepresentation, warranty, or other contract or tort claim), shall be limited to the payment Seller receives from R2 during the Initial Term.

               11.1.3 This Section 11.1, 11.1.1, 11.1.2 and 11.1.3 constitutes the entire and exclusive obligation of Seller with respect to any product liability claim or infringement of any intellectual property right or rights for any Products.

          11.2 R2 agrees to indemnify and hold Seller harmless from and against any and all loss, damage or cost, including legal expenses and counsel fees, for which Seller becomes liable to third parties by reason of acts, or failures to act, of R2 in marketing and servicing its System incorporating the Products, including, but not limited to: (a) breach of any representations and warranties set forth in this Agreement; (b) representations and warranties made by R2's personnel or agents regarding such Systems or the Products incorporated therein, or the use or performance of the Products in connection with any other System components or software programming and (c) improper installation, support or maintenance of any System in which Products are incorporated.

     12.  Insurance. During the term of this Agreement, Seller and R2, each at
          ---------
their own cost and expense, will carry and maintain occurrence-based insurance with an "A" rated company or companies insuring R2 and Seller, respectively, as follows:

          (A) Comprehensive General Liability Insurance coverage for claims for personal and bodily injury and property damage with a combined single limit of $3,000,000.

          (B) Workers Compensation Insurance adequate to comply with all statutory requirements covering all persons employed hereunder, with Employers' Liability Coverage with a limit of not less than $1,000,000.

     Seller also agrees to maintain, at its cost and expense, Product Liability Insurance covering claims for property damage and bodily injury, but excluding medical products liability with a limit of not less than $5,000,000. R2 also agrees to maintain, at its cost and expense, Medical Products Liability Insurance covering claims for property damage or bodily injury arising out of related to R2's Systems with a limit of not less than $10,000,000.

     Each party will provide the other with a Certificate of Insurance naming the other party as an additional insured on its respective policies for Comprehensive General Liability, Products Liability (to be covered by Seller) and Medical Products Liability (to be covered by R2). Each party will give the other party thirty (30) days written notice before any of the policies are canceled or materially altered and, in such event, will deliver replacement insurance. All insurance policies required to be maintained will be primary and will not require contribution from any coverage maintained by the other party and will not contain any special or non-customary exclusions.

     13.  Inspection, Warranty and Service.
          --------------------------------

          13.1 R2 will inspect the Products, in accordance with the Acceptance Criteria set forth in Exhibit B, attached, upon delivery and will be deemed to
                      ---------
have accepted the same if Seller does not receive R2's written notice of rejection, specifying the reasons for such rejection, within thirty days (with a target of less than 20 days) after the date of such delivery. As R2's sole remedy for rejected Products, Seller will repair or replace, at Seller's option, rejected Products at no charge, when returned by R2, at its expense to Seller at 15955 Alton Parkway, Irvine, CA 92718, within thirty days after Seller's receipt of R2's rejection notice and ship, at Seller's expense, the repaired or replaced Product to R2 in Los Altos, CA or its authorized facility in the continental United States or Canada, except that if the Product is wrongfully rejected, R2 will be liable to Seller for all transportation charges to and from R2's facility and will pay Seller an evaluation charge of one hundred dollars ($100.00 U.S.). R2 agrees to obtain a return authorization number prior to returning any rejected Products and provide an explanation regarding rejection of the Products.

          13.2 All units of Product are sold to R2 with a limited warranty which is set forth in full in the Limited Warranty Statement that is attached hereto as Exhibit B. This warranty applies to Product purchased in the United States
   ---------
and used in the Territory only. NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

RELATING TO THE USE OR PERFORMANCE OF THE PRODUCTS, IS MADE BY SELLER OR ANY SELLER AFFILIATED COMPANY EITHER TO R2 OR R2'S PURCHASER(S). Seller will have the right to change the term of the limited warranty upon prior notice to R2 and subject to R2's prior approval, such approval not to be unreasonably withheld.

          13.3 NEITHER SELLER NOR ANY SELLER AFFILIATED COMPANY WILL BE LIABLE FOR PERSONAL INJURY OR PROPERTY DAMAGE (UNLESS CAUSED SOLELY BY ITS NEGLIGENCE), LOSS OF REVENUES OR PROFIT EXPENSE FOR SUBSTITUTE PRODUCT OR STORAGE CHARGES, LOSS OR CORRUPTION OF DATA OR ANY OTHER INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING OUT OF THE USE OR INABILITY TO USE THE PRODUCTS OR SOFTWARE WHICH MAY BE DISTRIBUTED BY SELLER, OR ANY NON-CANON BRAND COMPUTERS, PERIPHERAL EQUIPMENT OR SOFTWARE WHICH MAY BE DISTRIBUTED BY SELLER, REGARDLESS OF THE LEGAL THEORY ON WHICH THE CLAIM IS BASED AND EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, NOR SHALL RECOVERY OF ANY KIND AGAINST SELLER OR ANY SELLER AFFILIATED COMPANY BE GREATER IN AMOUNT THAN THE ACTUAL SELLING PRICE TO R2 OF THE PRODUCTS CAUSING THE ALLEGED DAMAGE.

          13.4 This Agreement provides only for the sale of Products. No software programming or design or implementation thereof will become part of the definition of Products except operating system software furnished by Seller with the Products. R2 or R2's purchaser will contract directly with persons other than Seller for all required software programming, design, coding and installation thereof and Seller will have no responsibility whatsoever in this connection even if R2 discusses the same from time to time with employees of Seller. The limited warranty provided in the Limited Warranty Statement, attached, will only apply if the Products are used in conjunction with compatible computers, peripheral equipment and software, as to each of which items Seller will have no responsibility.

          13.5 NON-CANON BRAND EQUIPMENT AND SOFTWARE WHICH IS INCLUDED IN THE PRODUCT OR AS MAY OTHERWISE BE DISTRIBUTED BY SELLER ARE SOLD "AS IS," WITHOUT WARRANTY OF ANY KIND BY SELLER, INCLUDING ANY IMPLIED WARRANTY REGARDING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The sole warranty with respect to such non-Canon brand items, if any, is given by the manufacturer or producer thereof.

          13.6 R2 represents and warrants that: (i) R2 is purchasing the Products from Seller solely for incorporation in the Systems described in the Business Plan, and that it will not market the Products other than in such Systems or use the Products for any purpose other than as described in the Business Plan; (ii) R2's Systems will include only hardware and software that is compatible with the Products; (iii) R2 is an experienced systems integrator and needs no support from Seller or any Seller affiliated company in the Territory in incorporating the Products in any of its Systems or in marketing the Products in any part of the Territory; (iv) R2 has tested the Products and has determined that it is suitable for the applications described in the Business Plan; (v) based on its experience in, and knowledge of, the business in which it is engaged, R2 will establish and require implementation of such back-up procedures for Product failure, as R2 deems prudent and in accordance with standard practices in the industry; (vi) R2 is the sole owner of R2's Trademarks, patents and other intellectual property related to the Systems and neither such of R2's Trademarks, patents and other intellectual property nor use of such of R2's Trademarks, patents or other intellectual property as set forth herein will violate or infringe upon the right or interest of any third party; (vii) none of the rights or interest herein granted to Seller has been transferred or assigned to any third party and are free of any liens, claims and encumbrances whatsoever in favor of any other party; (viii) there are no claims, litigation or other proceedings pending or threatened which would adversely affect Seller's rights or interest hereunder; and (ix) R2 will provide a system warranty to its distributor, dealer and end user purchaser(s) stating that it is the only entity providing a warranty with regard to the System. Without limiting the foregoing, R2, in connection with its distribution efforts, is responsible for obtaining all necessary governmental approvals and complying with all other applicable laws and regulations in connection with R2's distribution efforts in the Territory, except for those approvals set forth in this Agreement which have been obtained by Seller.

     13.7 All repair work, other than repairs covered by the limited warranty attached as Exhibit B, will have a limited warranty against defective material
            ---------
or workmanship under normal use for a period of ninety (90) days from the date of shipment of the repaired Product by Seller. R2's sole remedy for a Product repaired with defective material or workmanship will be replacement or repair of the same, at Seller's discretion, without charge when returned by R2, at its expense, to Seller at 15955 Alton Parkway, Irvine, CA 92718 and proven to be defective upon inspection. The replaced or repaired Product will be warranted for the an additional ninety (90) day warranty period of the repair using defective material or workmanship and be shipped at Seller's expense to R2 or its' designated location in the Territory. This limited warranty for a Product repaired does not apply if the failure of the repair resulted from accident, abuse or misapplication of the repaired Product and shall not extend to anyone other than R2. NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO THE REPAIRS OR THE USE OR PERFORMANCE OF THE PRODUCTS, IS MADE BY SELLER OR ANY SELLER AFFILIATED COMPANY EITHER TO R2 OR R2'S PURCHASER(S). Seller will have the right to change the term of the limited warranty upon prior notice to R2 and subject to R2's prior approval, such approval not to be unreasonably withheld. The terms of Section 13.3 will also apply to this Section 13.7.

     13.8 Service: Seller will provide training up to two times per year (date to be mutually agreed upon) for R2 service and manufacturing personnel at R2's facility in Los Altos, CA or Canon Inc.'s facility in Japan, at Seller's option, and Seller will provide manuals and documentation to assist R2 in operating, servicing and installing the Product. R2 will be responsible for its out-of-pocket expenses associated with the training, including without limitation, transportation, meal and hotel expenses. R2 will also be responsible for transportation and hotel expenses for one engineer of Seller if Seller agrees to conduct the training at R2's facility in Los Altos, CA. Seller will provide a spare parts listing with pricing, and use reasonable efforts to maintain reasonable quantities of spare parts in inventory thus enabling shipment of spare parts in inventory on the same day of notification provided said notification occurs before 10:00 AM Pacific Time.

14.      Default.
         -------

         14.1 Either party may, by written notice, terminate this Agreement, or cancel any purchase order hereunder without penalty, if:

                  (i) the other party fails to comply with any of the material provisions of this Agreement and such condition is not remedied within thirty
(30) days of receipt of written notice; or

                  (ii) the other party becomes bankrupt or insolvent, suffers a receiver to be appointed or makes an assignment for the benefit of creditors; or

                  (iii) R2 materially changes its Business Plan in a manner that affects Seller without obtaining the prior written consent of Seller.

         14.2 Seller reserves the right, without limiting its other remedies under this Agreement, to refuse to supply Products to R2 and/or to cancel this Agreement if (i) R2 distributes the Products other than to distributors and dealers and end users in the Territory, (ii) R2 does not implement or fails to adhere to its Business Plan (including failure to comply with the specifications for R2's Systems) except if approved in writing by Seller; or (iii) Seller receives repeated complaints regarding the performance of R2's Systems from distributors, dealers or end user purchasers of the Systems, and R2 fails to cure such complaints to Seller's satisfaction after reasonable notice.

         14.3 Both parties agree to negotiate in good faith the settlement of any dispute that may arise under this Agreement.

         14.4 Except as otherwise provided under this Agreement, cancellation by R2 under this Agreement of any purchase order shall not excuse Seller's performance or R2's obligations under this Agreement with respect to any other purchase order.

         14.5 If this Agreement shall expire or be terminated for any reason set forth in this Agreement, R2 agrees that it shall upon the effective date of the expiration or termination: (i) refrain from exercising or attempting to exercise any right or privilege granted to it hereunder; (ii) discontinue its use of and relinquish any and all rights to any name, trade name or trademark to the extent Seller has authorized or permitted R2 to use hereunder; and (iii) at Seller's election, return or destroy all price lists, catalogs, signs, promotional, advertising or technical material bearing such designations, and any other material furnished to R2 free of charge by Seller during the Initial Term or Term, as applicable, of this Agreement.

         14.6 Seller agrees to offer R2 spare parts required to service/repair the Product at its then current price for the period ending five years after termination of the Agreement (the "Five Year Period"). For R2 to obtain spare parts after termination of the Agreement, Seller must receive a final order six months prior to the expiration of the Five Year Period. In the event of manufacturer production or shipping delays, Seller will allocate distribution of spare parts in a fair and equitable manner among all customers, even though this may effectively limit delivery of ordered quantities. Seller reserves the right to limit the maximum number of units of a given part to be shipped to R2 in any one month. R2 will place spare parts orders by formal purchase orders via R2's written purchase order form and will follow the procedure set forth in Section 5.3 of the Agreement, except that (a) a spare part number will be specified in lieu of the model number and (b) the lead time for spare parts orders should generally be fourteen weeks after Seller's receipt of the order (special parts orders generally require an additional four weeks due to special handling requirements). In the event of discontinuance of a spare part, its subsequent unavailability and need by R2, Seller and R2 will discuss mutually satisfactory solutions which may include Seller providing information as to alternate sources. R2 agrees to pay all freight from Seller's nearest warehouse in Irvine, CA where the spare parts are available to R2's facility. Subject to approval of R2's credit by Seller's Finance Department, payment for the spare parts will be due thirty days after the invoice date. Seller also agrees to offer R2 service/support for the Product at its then current labor rate for the period ending five years after termination of the Agreement. R2 agrees to pay all freight to ship the Product to Seller at 15955 Alton Parkway, Irvine, CA 92718 for service/support and Seller shall pay all freight for Seller to return the Product to R2, or its designated location in the Territory, after it has been serviced. Subject to approval of R2's credit by Seller's Finance Department, payment for service/support and freight, if Seller is not provided with R2's billing number for shipment, will be due thirty days after the invoice date. Spare parts and service/support will only be available to R2's existing customers which have existing service agreements during the Initial Term, and Term (if applicable), of this Agreement.

          14.7 Except as otherwise provided in this Agreement, termination of this Agreement is without prejudice to the rights and obligations of the parties which have accrued up to and including the date of termination. Except as otherwise provided in this Agreement, the parties agree that in the event of termination prior to the end of the Initial Term or any subsequent term, R2 will be responsible for payment for the total units of Product specified in its 13-week Order Forecast and Seller will be responsible for shipment of units of Product in such Order Forecast.

     15.  Product Discontinuance. Except as otherwise set forth in this
          ----------------------
Agreement, Seller may discontinue the manufacture and/or sale of a Product upon one year's prior written notice to R2. Within sixty days after the date of notification of discontinuance ("Notice Date"), R2 may place and Seller will accept an order in accordance with the terms of this Agreement for reasonable quantities of such discontinued Product for delivery up to ten months following Notice Date.

     16.  Force Majeure. Neither party shall be liable for any delay or failure
          -------------
in performance of its obligations hereunder caused by changes to applicable law or regulations affecting the Products; governmental acts or directives (official or unofficial); strikes (legal or illegal); acts of God; war (declared or undeclared); insurrection; riot or civil commotion; fires; flooding or water damage; explosions; embargoes; or delays in manufacturer's or supplier's furnishing products, whether of the kind herein enumerated or otherwise; or other causes beyond the parties' reasonable control and without fault or negligence of such party (collectively, "force majeure"). In the event either party is unable to carry out any of its material obligations hereunder by reason of any force majeure and such condition extends for a period of six months, R2 or Seller, as the case may be, will be entitled to:

             (A) terminate this Agreement or that portion of the Agreement that is affected by the force majeure upon written notice to such other party; or

             (B) suspend the obligations of such party under this Agreement for the duration of the delaying cause, and, in the case of R2, buy the Product(s) elsewhere and deduct from any milestone or commitment to Seller the quantity so purchased. The party whose obligations are suspended will resume performance under this Agreement immediately after the delaying cause ceases and, upon mutual agreement, the Initial Term and/or Term of the Agreement will be extended for a period equivalent to the length of time the excused delay endured.

     17.     Equal Opportunity. The "Equal Opportunity Clause" set forth in 41
             -----------------
CFR 60-1.4(a), the clause labeled "Affirmative Action of Disabled Veterans and Veterans of the Vietnam Era" set forth in 41 CFR 60-250.4 and the clause labeled "Affirmative Action for Handicapped Workers" set forth in 41 CFR 60-741.4 are hereby incorporated by reference and all references in such clauses to "the contractor" shall be deemed to be references to Seller.

     18.     Government Contracts. If R2 issues Seller a purchase order for
             --------------------
Products for integration in Systems to be sold under a prime contract with the government or a subcontract thereunder, the terms that the Federal Acquisition Regulation or other appropriate regulations require to be inserted in contracts or subcontracts will be deemed to apply to any purchase order under this Agreement.

     19.     Survival. Notwithstanding the termination or expiration of the term
             --------
of this Agreement or any renewal period thereof, it is acknowledged and agreed that those rights and obligations which by their nature are intended to survive such expiration or earlier termination shall survive including, without limiting the forgoing, the following provisions: Article 10, 11, 12, 13, 21 and 23.

     20.     Relationship of Parties. Neither party shall have, or shall
             -----------------------
represent that it has, any power, right or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. Nothing stated in this Agreement shall be construed as constituting Seller and R2 as partners, joint venturers, or as creating the relationships of employer and employee, franchiser and franchisee, master and servant, or principal and agent.

     21.     Publicity.
             ---------

             21.1     INTENTIONALLY OMITTED.
                      ---------------------

             21.2 R2 shall promote and market its Systems under R2's own trade names. R2 agrees that it has no right, title or interest in and to the name CANON or any Canon logo. R2 shall not use the name CANON, alone or in combination with other names, in any way except as may be authorized by Seller. R2 shall not use any designation consisting of or including the trade name and trademark CANON, except as approved by Seller. Under no circumstances shall R2 use the CANON corporate logo independently from the Product logos.

                  21.3 R2 will, as set forth in detail in R2's Business Plan, at its own cost and expense, promote its Systems incorporating the Products in the Territory, which efforts should include, but not be limited to, the following:

                  (A) Furnish each distributor, dealer and end user with R2's printed form of warranty, and assisting customers in obtaining warranty and out-of-warranty repairs and service.

                  (B) At the request and expense of distributors, dealers and end users, R2 will accept Products for out-of-warranty (at the expense of distributors, dealers and end-users) and in-warranty repair and R2 will ship the Products to 15955 Alton Parkway, Irvine, CA 92718 and pay for the cost of the repairs if the Product is out-of-warranty, and after repair, return the Products to the respective distributors, dealers or end users. For in warranty Product, Product returns will be handled in accordance with Section 13.1 above. All such returns, including in-warranty returns, will be accompanied by such documentation and be in accordance with such return procedures as may be published by Seller from time to time.

         22.      Administration.
                  --------------

                  22.1 R2 and Seller shall each assign a primary and secondary individual to administer this Agreement (each, an "Administrator") throughout the Initial Term and the Term (if applicable).

         R2's Administrators are:

                  Primary:

                  Manager of QA
                  Dick Ball
                  R2 Technology, Inc.
                  325 Distel Circle
                  Los Altos, CA 94022
                  (650) 254-8988

                  Secondary:

                  Purchasing
                  Nancy Hipsman
                  R2 Technology, Inc.
                  325 Distel Circle
                  Los Altos, CA 94022
                  (650) 254-8988

         Seller's Administrators are:

                  Primary:

                  Administration Manager
                  Medical Systems
                  Hiro Matsuda
                  Canon U.S.A., Inc.
                  15955 Alton Parkway
                  Irvine, CA 92718
                  (949) 753-4298

                  Secondary:

                  Marketing Assistant Director
                  Medical Systems
                  Tsuneo Imai
                  Canon U.S.A., Inc.
                  15955 Alton Parkway
                  Irvine, CA 92718
                  (949) 753-4297

                  22.2 Each party will inform the Administrator of the other in writing of a change of Administrator or such Administrator's address or telephone number.

                  22.3 Any notice required or permitted to be given under this Agreement will be given in writing and personally delivered, mailed by national courier or United States certified mail, postage prepaid, return receipt requested, in the United States mail, addressed to R2 or Seller, as the case may be, at the address and to the parties set forth in this Section (except that for Seller, R2 will also copy Steve Becker, Senior Manager Legal Division at Canon U.S.A., Inc., One Canon Plaza, Lake Success, NY 11042) or at such other address as the parties may direct by notice given as hereinabove provided. Notice will be deemed given when received as evidenced by (i) sworn statement of server,
(ii) signature of the party served or (iii) return receipt or the date such notice is first refused, if that be the case, respectively.

         23.      General.
                  -------

                  23.1 This Agreement and all of its referenced Exhibits, which are incorporated herein by reference as if set forth in full, together with the terms of all purchase orders accepted by Seller and not at variance with this Agreement, but not the preprinted terms and conditions thereof, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other agreements. No deviation from these provisions shall be binding unless in writing and signed by an authorized representative of the party to be charged.

                  23.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and wholly to be performed in New York. The parties (i) agree that any litigation, action or proceeding arising out of or relating to this Agreement must be instituted in any state or federal court in the State of New

York, and (ii) waive any objection which each might have now or hereafter with respect to jurisdiction, venue or forum.

            23.3 The rights, duties and obligations of either party under this Agreement may not be assigned in whole or in part by operation of law or otherwise without the prior express written consent of the other party, and any attempted assignment of any rights, duties or obligations hereunder without such consent shall be null and void. This Agreement shall be binding on the parties and their respective successors and permitted assigns.

            23.4 All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative and may be exercised singularly or concurrently. Failure by either party to enforce any provision shall not be deemed a waiver of future enforcement of that or any other provision. In the event that any portion of this Agreement shall be held to be unenforceable, the remaining portions of this Agreement shall remain in full force and effect.

            23.5 Headings of the Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            23.6 If any provision of this Agreement or the application of any such provision to any party or circumstance is held invalid, the remainder of this Agreement, and the application of such provision other than to the extent it is held invalid, will not be invalidated or affected thereby.

            23.7 This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

      24.   Exhibits. The following is the list of Exhibits, which are attached
            --------
hereto and hereby incorporated into this Agreement by reference:

            (A)  Product Description, Production Pricing and Shipment Forecast

            (B) Product Specifications/Test Specifications/Acceptance Procedure/Limited Warranty

            (C)  Business Plan

            (D)  Non-Disclosure Agreement Between the Parties


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

Accepted for Seller:                      Accepted for R2:

CANON U.S.A., INC.                        R2 TECHNOLOGY, INC.

By: /s/  Yasushi Kuramoto                 By: /s/  Richard S. Enck
    -----------------------------------       ----------------------------------
Name:    Yasushi Kuramoto                 Name:       Richard S. Enck
     ----------------------------------        ---------------------------------
Title:    General Manager                 Title:   Chief Operating Officer
      ---------------------------------         --------------------------------
Date:      May 22, 2000                   Date:       April 25, 2000
     ----------------------------------        ---------------------------------



Reviewed by the Canon Legal Department

Approved By: Maria Benedis as to form
             -------------
Date: 5/8/00
     ------------

                                    EXHIBIT A

         PRODUCT DESCRIPTION, PRODUCTION PRICING, AND SHIPMENT FORECAST


Product shall be supplied at the following price:

Canon U.S.A., Inc.
Model FILM SCANNER 300++,                       U.S.$(see schedule below)(Total)
(includes Bar Code Reader)
with specifications set forth in Exhibit B
                                 ---------

Pricing Schedule

Cumulative Quantity                                 Unit Price
-------------------                                 ----------
***                                                    ***
***                                                    ***
***                                                    ***
***                                                    ***
***                                                    ***


ANNUAL BLANKET ORDER FOR THE YEAR 2000 (Specific quantities and deliveries will be released per Article 5 of this Agreement).

PRODUCT                          QUANTITY           SHIPMENT DATE
-------                          --------           -------------
FILM SCANNER 300                    4               March, 2000
                                    2               April, 2000
                                    2               May, 2000
                                    2               June, 2000
                                    4               July, 2000
                                    9               August, 2000
                                   12               September, 2000
                                   13               October, 2000
                                   15               November, 2000
                                   19               December, 2000
TOTAL                              82



----------------------
* * *Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B

                   PRODUCT SPECIFICATIONS/TEST SPECIFICATIONS/
                      ACCEPTANCE PROCEDURE/LIMITED WARRANTY

PRODUCT SPECIFICATIONS

Specification - R2 Engineering Specification, Canon FILM SCANNER 300++, *** follow below. It is recognized that the B5 specification includes goal specifications for film stack, mix and MTBSC. All orders from R2 for months prior to September, 2000, will be delivered with the B4i specification. If Seller, collaborating with R2, cannot deliver the units of Product specified in Exhibit A, using the B5 test specification for orders delivered on or after September, 2000, then each party reserves the right to cancel the Agreement within ten days of Seller notifying R2 (described in the immediately succeeding sentence), at no cost or penalty to either party, provided that R2 agrees to pay for Product, ordered under R2's Order Forecast and as more fully described in
Article 5 of the Agreement, through August, 2000 and accepted in accordance with this Exhibit B. Seller agrees to notify R2 by July 15, 2000 if Seller cannot deliver the units of Product using the B5 test specification for orders on or after September, 2000.

TEST SPECIFICATIONS

R2 Test, Scanner Film Feeding, Canon FILM SCANNER 300++ IN PROCESS will be submitted by July 30, 2000 and will be subject to Canon approval).

ACCEPTANCE PROCEDURE

R2 Acceptance Procedure, Canon FILM SCANNER 300++ IN PROCESS (will be submitted by July 30, 2000 and will be subject to Canon approval).

LIMITED WARRANTY

                   FILM SCANNER 300++ PRODUCT LIMITED WARRANTY

Canon U.S.A., Inc. ("Canon USA") warrants the Film Scanner 300 ++ Product, including the bar code reader (collectively, the "Product") to be free from defects in workmanship and materials under normal use and service for a period of * * * from delivery to R2 Technology, Inc. ("R2") (the "Warranty Period"). During the Warranty Period, Canon USA will replace, without charge, any defective part in the Product.

This warranty will only apply if the Product is used in conjunction with compatible computers, peripheral equipment and software, as to which items Canon USA will have no responsibility.

THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES REGARDING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, RELATING TO THE USE OR PERFORMANCE OF THE PRODUCT. NO OTHER EXPRESS WARRANTY OR GUARANTY, EXCEPT AS MENTIONED ABOVE, GIVEN BY ANY PERSON, FIRM OR CORPORATION WITH RESPECT TO THE PRODUCT WILL BIND CANON USA.

This warranty will be void and of no force and effect if the Product is damaged as a result of (a) neglect, alteration, electric current fluctuation or accident, (b) improper use, including failure to follow operating instructions or maintenance and environmental conditions prescribed in Canon USA's operator's manual, (c) installation or repair by other than service representatives qualified by Canon USA and acting in accordance with Canon USA's service bulletins, (d) use of supplies


----------------------
* * *Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or parts (other than those distributed by Canon USA) which damage the Product or cause abnormally frequent service calls or service problems, or (e) use of the Product with noncompatible computers, peripheral equipment or software. Nor does this warranty extend to any Product on which the original identification marks or serial numbers have been defaced, removed or altered.

CANON USA SHALL NOT BE LIABLE FOR PERSONAL INJURY OR PROPERTY DAMAGE (UNLESS CAUSED BY CANON USA'S NEGLIGENCE), LOSS OF REVENUE OR PROFIT, FAILURE TO REALIZE SAVINGS OR OTHER BENEFITS, EXPENDITURES FOR SUBSTITUTE EQUIPMENT OR SERVICES, STORAGE CHARGES OR OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES CAUSED BY THE USE, MISUSE OR INABILITY TO USE THE PRODUCT, REGARDLESS OF THE LEGAL THEORY ON WHICH THE CLAIM IS BASED AND EVEN IF CANON USA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOR SHALL RECOVERY OF ANY KIND AGAINST CANON USA BE GREATER IN AMOUNT THAN THE MAXIMUM LIABILITY SET FORTH IN SECTION 11.1.2 OF THE AGREEMENT BETWEEN R2 AND CANON USA. WITHOUT LIMITING THE FOREGOING, THE PURCHASER ASSUMES ALL RISKS AND LIABILITY FOR LOSS, DAMAGE OR INJURY TO PERSONS AND PROPERTY OF THE PURCHASER OR OTHERS ARISING OUT OF THE USE, MISUSE OR INABILITY TO USE ANY PRODUCT SOLD BY CANON USA NOT CAUSED DIRECTLY BY THE NEGLIGENCE OF CANON USA. THIS WARRANTY WILL NOT EXTEND TO ANYONE OTHER THAN R2 AND STATES R2'S EXCLUSIVE REMEDY.

                           B4I PRODUCT SPECIFICATIONS
                          --------------------------

----------------------------------------------------------------------------------------------------------------------
R2 TECHNOLOGY, INC.                          * * *                                                        Page 1 of __
----------------------------------------------------------------------------------------------------------------------
ENGG SPECIFICATION                                                 Revision:                                      B4i
----------------------------------------------------------------------------------------------------------------------
Canon, 300++, Interim Entry Level                                  Revised:                                2000-04-03
----------------------------------------------------------------------------------------------------------------------
ORIGINATOR:  Paul Wallace                                          Created:                             July 14, 1998
----------------------------------------------------------------------------------------------------------------------


                                    Authority

----------------------------------------------------------------------------------------------------------------------
  Rev          Date                  Author                                       Comments
----------------------------------------------------------------------------------------------------------------------
          * * *
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

REFERENCES:

* * *




----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B
                                    ---------

                           B4I PRODUCT SPECIFICATIONS
                           --------------------------

                                     PURPOSE
                                     -------

This specification applies to an entry-level CCD FILM SCANNER, deemed acceptable for market entry only (see * * * * * * for the spec of the scanner necessary for market success). Deliverables will consist of:

----------------------------------------------------------------------------------------------------------------------
R2 P/N              DESCRIPTION                                                 CANON P/N
----------------------------------------------------------------------------------------------------------------------
* * *
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                            BULK LOADER DESCRIPTION:
                            -----------------------

                                      * * *


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                           B4I PRODUCT SPECIFICATIONS
                           --------------------------

                                  SPECIFICATION
                                  -------------

                            Digital Film Scan Format:
                            ------------------------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------
* * *

                                  Film Rotation
                                  -------------

                                      * * *

                                 Film Scan Time
                                 --------------

                                      * * *

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                               Film Characteristic
                               -------------------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------




----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                           B4I PRODUCT SPECIFICATIONS
                           --------------------------

                          Film Separator Characteristic
                          -----------------------------


--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                                   Electrical
                                   ----------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------



                                    Physical
                                    --------

---------------------------------------- -------------------------------------- --------------------------------------
             SPECIFICATION                              METRIC                                IMPERIAL
---------------------------------------- -------------------------------------- --------------------------------------
* * *
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                                Temperature Range
                                -----------------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                           B4I PRODUCT SPECIFICATIONS
                           --------------------------

                                    Humidity
                                    --------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

                                    Vibration
                                    ---------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------


                                      Shock
                                      -----

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                                   Regulatory
                                   ----------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------



                                    Altitude
                                    --------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                                    Interface
                                    ---------

                                      * * *

                           BARCODE LABEL SPECIFICATION
                           ---------------------------

                                      * * *


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B
                                    ---------

                           B4I PRODUCT SPECIFICATIONS
                           --------------------------

                                      * * *

                                    Service:
                                    -------

                                      * * *

                                 Operating Life:
                                 --------------

                                      * * *

                                  Film Jamming:
                                  ------------

                                      * * *

                           Front Panel User Controls:
                           -------------------------

                                      * * *

                            Rear Panel User Controls:
                            ------------------------

                                      * * *

                            SIDE Panel User Controls:
                            ------------------------

                                      * * *

                                Digitizing Depth:
                                ----------------

                                      * * *


                Modulation Transfer Function (In density space):
                -----------------------------------------------

                                      * * *

---------------------------------------- -------------------------------------- --------------------------------------
SPATIAL                                  IN THE SCAN                            NORMAL TO THE
FREQUENCY                                DIRECTION (X)                          SCAN DIRECTION (Y)
---------------------------------------- -------------------------------------- --------------------------------------
* * *
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
* * *


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                           B4I PRODUCT SPECIFICATIONS
                           --------------------------

                                Reproducibility:
                                ---------------

                                      * * *

                       Noise and Artifact Characteristics:
                       ----------------------------------

                                      * * *

TABLE 1 - MINIMUM ACCEPTABLE DENSITY & MAXIMUM ACCEPTABLE NOISE CHARACTERISTICS.

--------------------------------- ----------------------------------------------
GRAY REGION DENSITY               PIXEL STD. DEV.
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------
* * *


                           Large Area Contrast Ratio:
                           -------------------------

                                      * * *


                               Density Linearity:
                               -----------------

                                      * * *

--------------------------------- ----------------------------------------------
ITEM                              SPECIFICATION
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                           B4I PRODUCT SPECIFICATIONS
                           --------------------------

                              Geometric Linearity:
                              -------------------

                                      * * *

                               Density Uniformity:
                               ------------------

                                      * * *

                               Test Films Required
                               -------------------

                                      * * *


--------------------------------- ----------------------------------------------
R2P/N                                                        FILM
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------



                               Exterior Appearance
                               -------------------

                                      * * *

                              Year 2000 Compliance
                              --------------------

The product will be shown to be Y2k Ready as defined by the British Standard Institution's guidelines for Year 2000 Conformity (DISC PD2000-1).


                             MECHANICAL DIMENSIONS:
                             ---------------------

                                      * * *

                                   Data Sheet:
                                   ----------

Each unit delivered will have a test data sheet, which demonstrates that the supplied scanner meets this specification.


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B
                                    ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

----------------------------------------------------------------------------------------------------------------------
R2 TECHNOLOGY, INC.                          * * *                                                       Page 1 of 390
----------------------------------------------------------------------------------------------------------------------
ENGG SPECIFICATION                                                 Revision:                                       B5
----------------------------------------------------------------------------------------------------------------------
Canon, 300++, Interim Entry Level                                  Revised:                                2000-04-03
----------------------------------------------------------------------------------------------------------------------
ORIGINATOR:  Paul Wallace                                          Created:                             July 14, 1998
----------------------------------------------------------------------------------------------------------------------


                                    Authority

----------------------------------------------------------------------------------------------------------------------
  Rev          Date                  Author                                       Comments
----------------------------------------------------------------------------------------------------------------------
          * * *
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

REFERENCES:

* * *




----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B
                                    ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

                                     PURPOSE
                                     -------

This specification applies to a CCD FILM SCANNER, deemed acceptable for market success. Deliverables will consist of:

----------------------------------------------------------------------------------------------------------------------
R2 P/N              DESCRIPTION                                                 CANON P/N
----------------------------------------------------------------------------------------------------------------------
* * *
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                            BULK LOADER DESCRIPTION:
                            -----------------------

                                     * * *


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

                                  SPECIFICATION
                                  -------------

                            Digital Film Scan Format:
                            ------------------------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------
* * *

                                  Film Rotation
                                  -------------

                                      * * *

                                 Film Scan Time
                                 --------------

            SCSI command to start scanning to image in host memory:
            ------------------------------------------------------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                               Film Characteristic
                               -------------------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------




----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

                          Film Separator Characteristic
                          -----------------------------


--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                                   Electrical
                                   ----------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------



                                    Physical
                                    --------

---------------------------------------- -------------------------------------- --------------------------------------
             SPECIFICATION                              METRIC                                IMPERIAL
---------------------------------------- -------------------------------------- --------------------------------------
* * *
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                                Temperature Range
                                -----------------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

                                    Humidity
                                    --------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

                                    Vibration
                                    ---------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------


                                      Shock
                                      -----

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                                   Regulatory
                                   ----------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------



                                    Altitude
                                    --------

--------------------------------- ----------------------------------------------
SPECIFICATION                     DETAIL
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


                                    Interface
                                    ---------

                                      * * *



----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT B
                                    ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

                                      * * *

                          BARCODE LABEL SPECIFICATION
                          ---------------------------

                                      * * *

                                    Service:
                                    -------

                                      * * *

                                 Operating Life:
                                 --------------

                                      * * *

                                  Film Jamming:
                                  ------------

                                      * * *

                           Front Panel User Controls:
                           -------------------------

                                      * * *

                            Rear Panel User Controls:
                            ------------------------

                                      * * *

                            SIDE Panel User Controls:
                            ------------------------

                                      * * *

                                Digitizing Depth:
                                ----------------

                                      * * *


                Modulation Transfer Function (In density space):
                -----------------------------------------------

                                      * * *

---------------------------------------- -------------------------------------- --------------------------------------
SPATIAL                                  IN THE SCAN                            NORMAL TO THE
FREQUENCY                                DIRECTION (X)                          SCAN DIRECTION (Y)
---------------------------------------- -------------------------------------- --------------------------------------
* * *
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

                                Reproducibility:
                                ---------------

                                      * * *

                       Noise and Artifact Characteristics:
                       ----------------------------------

                                      * * *

TABLE 1 - MINIMUM ACCEPTABLE DENSITY & MAXIMUM ACCEPTABLE NOISE CHARACTERISTICS.

--------------------------------- ----------------------------------------------
GRAY REGION DENSITY               PIXEL STD. DEV.
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------
* * *


                           Large Area Contrast Ratio:
                           -------------------------

                                      * * *


                               Density Linearity:
                               -----------------

                                      * * *

--------------------------------- ----------------------------------------------
ITEM                              SPECIFICATION
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                                   ---------

                            B5 PRODUCT SPECIFICATIONS
                            -------------------------

                              Geometric Linearity:
                              -------------------

                                      * * *

                               Density Uniformity:
                               ------------------

                                      * * *

                               Test Films Required
                               -------------------

                                      * * *


--------------------------------- ----------------------------------------------
R2P/N                                                        FILM
--------------------------------- ----------------------------------------------
* * *
--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------

--------------------------------- ----------------------------------------------



                               Exterior Appearance
                               -------------------

                                      * * *

                              Year 2000 Compliance
                              --------------------

The product will be shown to be Y2k Ready as defined by the British Standard Institution's guidelines for Year 2000 Conformity (DISC PD2000-1).


                             MECHANICAL DIMENSIONS:
                             ---------------------

                                      * * *

                                   Data Sheet:
                                   ----------


Each unit delivered will have a test data sheet, which demonstrates that the supplied scanner meets this specification.


----------------------------

* * * Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ImageChecker(R) System Specifications

------------------------------------------------------------------------------------------------------------------------------------
Technical Specifications
------------------------------------------------------------------------------------------------------------------------------------
Module                                    Processor Unit                                          Display Unit
------------------------------------------------------------------------------------------------------------------------------------
                            M1000-Sl/(1)/               M1000-CL/(3)/            RADX 614A                       Mammolux 680
------------------------------------------------------------------------------------------------------------------------------------
Purpose                     Digitizes and Analyzes Radiological Images                      Displays ImageChecker Files
------------------------------------------------------------------------------------------------------------------------------------
Film Size                                                      18 x 24 cm or 24 x 30 cm
------------------------------------------------------------------------------------------------------------------------------------
Film Type                                                      All accredited film types
------------------------------------------------------------------------------------------------------------------------------------
Patient ID                                                        Code 128C barcode
------------------------------------------------------------------------------------------------------------------------------------
Spatial Resolution                            50 pm                                          R2 ImageChecker File
-----------------------------------------------------------------------------
Dynamic Range                                 12 bits
------------------------------------------------------------------------------------------------------------------------------------
Cycle Time               Typical times:                Typical times:
Variable, depending on   18 x 24 cm: 65-70s/film       18 x 24 cm: (less than)60s/film          Not Applicable
image size & complexity  24 x 30 cm: 100-105s/film     24 x 30 cm: (less than)60s/film
------------------------------------------------------------------------------------------------------------------------------------
Internal Processor                           Intel x86                                            Intel x86
------------------------------------------------------------------------------------------------------------------------------------
Buffer Capacity                            Not Applicable                                     1000 (4-film case)
------------------------------------------------------------------------------------------------------------------------------------
Dimensions (HxWxD)       116 x 56 x 94 cm              167 x 74 x 67 cm         159 x 132 x 76 cm             163 x 131 x 75 cm
------------------------------------------------------------------------------------------------------------------------------------
Weight                   131 kg                        181 kg                   300 kg                        310 kg
------------------------------------------------------------------------------------------------------------------------------------
Power                    100v - 50/60Hz, 600 VA        100V - 50/60Hz, 500  VA  100V - 50/60Hz, 1200 VA       Not applicable
                         115v - 50/60Hz, 690 VA        115V - 50/60Hz, 500  VA  115V - 50/60Hz, 920 VA        120V - 50/60Hz, 756 VA
                         230v - 50/60Hz, 713 VA        230V - 50/60Hz, 500  VA  230V - 50/60Hz, 1449 VA       Not applicable
------------------------------------------------------------------------------------------------------------------------------------
Communications                                               10/100 Base-T Ethernet, IPV 4
------------------------------------------------------------------------------------------------------------------------------------
Environmental Guidelines*
------------------------------------------------------------------------------------------------------------------------------------
Temperature              Op.                                 15 degrees to 30 degrees C
                         Non-Op.                            -30 degrees to 60 degrees C
------------------------------------------------------------------------------------------------------------------------------------
Humidity                 Op.                20-80% RH (25 degrees C) 20-65% RH (35 degrees C) (non-condensing)
                         Non-Op.                       15-90% RH (35 degrees C) (non-condensing)
------------------------------------------------------------------------------------------------------------------------------------
Altitude                 Op.                                    (less than)2,400m
                         Non-Op.                                (less than)15,240m
------------------------------------------------------------------------------------------------------------------------------------
Conformance to Standards
------------------------------------------------------------------------------------------------------------------------------------
Safety                                                             JIS/UL*/CSA/CE
EMC                                                           FCC Part 15/EN60601-1-2
------------------------------------------------------------------------------------------------------------------------------------
Optional printer can be configured with the ImageChecker System.

---------------------------
/(1)/      SL = Single case Loader

/(2)/      CL = Continuous case Loader

/(3)/      See individual system specifications for details.

/(4)/ Mammolux Pending (Mammolux 680-Display Unit is available in the U.S. only, other certifications not applicable).


Manufacturer reserves the right to modify or change specifications without notice.

                                   EXHIBIT D

                        MUTUAL NON-DISCLOSURE AGREEMENT
                        -------------------------------

This Mutual Non-Disclosure Agreement (the "Agreement") is dated this 15th day of April, 1999 and is between the parties set forth in Section 1 below.

1.     Parties.

       Canon U.S.A., Inc.                           R2 Technology, Inc.
       One Canon Plaza                              325 Distel Circle
       Lake Success, NY 11042                       Los Altos, CA 94022
       ("CUSA")                                     ("R2")

2. Background. CUSA and its parent, subsidiary and affiliate corporations possess certain proprietary, technical and other information relating to film scanners (the "Canon Information"), as more fully described at the end of this Agreement. R2 possesses certain proprietary, technical information relating to R2's product currently named the "Mammo 1000 ImageChecker system" (the "R2 Information"), as more fully described at the end of this Agreement. The parties are willing to disclose their respective Information to each other, solely for the purpose of product development of mammographic film digitizers (the "Purpose"). As used in this Agreement, the discloser of "Confidential Information" (as defined in Section 3 below) will be referred to as "Discloser" and the recipient of Confidential Information will be referred to as "Recipient." The parties agree to the terms below.

3. Confidential Information. The term "Confidential Information" means the Canon Information and R2 Information that is disclosed by Discloser to Recipient orally (provided that the oral communication has been reduced to written form and received by the Recipient within 15 business days of the oral communication) or in a written or other tangible form and marked as "Confidential." Confidential Information expressly includes information derived from the Canon Information or R2 Information disclosed by Discloser to Recipient in writing and marked as "Confidential."

4. Obligations. Recipient agrees to (a) keep the Confidential Information in strict confidence, (b) not to disclose it to any third party and (c) not to use the Confidential Information for any purpose other than for the specific Purpose as described in Section 2 above, without the prior written consent of Discloser. Recipient agrees to protect and safeguard the Confidential Information by using the same degree of care, but no less than a reasonable degree of care to prevent the unauthorized use, dissemination or publication of the Confidential Information, as Recipient uses to protect its own confidential information of a like nature. Recipient agrees to limit the disclosure of the Confidential Information to its employees who need to know the Information in order to accomplish the Purpose of this Agreement. Recipient agrees that its employees who need to know the Confidential Information (i) will be notified of the confidential nature of the Confidential Information, and (ii) must agree to be bound by the terms of this Agreement.

5. Exceptions. The obligations of confidentiality in Section 4 will not apply to any information which (a) was known to the Recipient prior to disclosure, as evidenced by Recipient's written records; (b) is rightfully received by Recipient from a third party having the right to disclose the information; (c) is or becomes public knowledge through no act or fault of Recipient, (d) is proven by written evidence to have been independently developed by Recipient without any reference to the Confidential Information; or (e) is required to be disclosed pursuant to any law or judicial or governmental request, requirement or order, provided that Recipient gives reasonable notice to Discloser of the order, if possible, and makes a reasonable effort to seek legal protection of the Confidential Information.

6.   Period of Confidentiality. The obligations of confidentiality contained in
Section 4 will extend for a period of three (3) years from the date of each disclosure of information.

7. Termination. Upon termination of this Agreement, or upon the written request of Discloser at any time, Recipient will immediately return to Discloser all written Confidential Information, all written materials derived from, and copies of, the Confidential Information. Upon termination, the Recipient may not retain any copies of any materials referred to in this Section 7 for its files.

8. Relationship Between Parties. No license or right, express or implied, is granted to Recipient for any invention, patent application, patent, copyright, know-how, trade secret, other intellectual property right, or application for intellectual property, of Discloser or its parent or subsidiary corporations. The parties make no representation that (a) the Confidential Information will be disclosed or (b) any type of business relationship related to the Purpose of this Agreement, the Confidential Information, or any other matter will be concluded between them. Nothing in this Agreement will create an agency relationship, partnership or joint venture between the parties.

9. Specific Performance. The parties agree that the terms of this Agreement are reasonable and necessary for the protection of the Confidential Information and to prevent damage or loss to Discloser. Recipient agrees that any breach or threatened breach of this Agreement by it or any of its authorized representatives may cause Discloser irreparable injury for which there is no adequate remedy at law. Therefore, the parties agree that Discloser will be entitled, in addition to any other remedies available, to injunctive or other equitable relief to require specific performance under, or to prevent a breach of, this Agreement.

10. Miscellaneous. This Agreement is governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws provisions. This Agreement is the complete agreement of the parties and supersedes all previous agreements of representations, written or oral, between the parties on this subject matter. All notices under this Agreement will be in writing, addressed to the parties at their addresses set forth in Section 1 above and personally delivered, mailed by national traceable courier or United States certified or registered mail, return receipt requested. Notice will be deemed given when received as evidenced by signature or the date the notice is first refused, if that be the case. This Agreement is not assignable by either party without the prior written consent of the other. This Agreement may not be amended except by a writing signed by the authorized representatives of both parties. In the event that any of the provisions of this Agreement are found to be unenforceable by a court of competent jurisdiction, the enforceability of the remaining provisions will be unimpaired.

11. Compliance with Laws. Recipient agrees not to export or convey any technical data, equipment or materials supplied under this Agreement, in contravention of any laws, ordinances or regulations enacted by the United States, Japan or the European Economic Community.

CANON U.S.A., INC.                           R2 TECHNOLOGY, INC.

[ILLEGIBLE SIGNATURE]                        /s/ Richard Enck
-----------------------------                --------------------------------
Signature                                    Signature

                                             Richard Enck
-----------------------------                --------------------------------
Name                                         Name

                                                           COO
-----------------------------                --------------------------------
Title                                        Title

                                                          4/19/99
-----------------------------                --------------------------------
Date                                         Date

Canon Information: Specifications, drawings and other information related to film scanners.

R2 Information: Cart drawings for the product currently named the "Mammo 1000 ImageChecker system."

REVIEWED BY THE CANON LEGAL DEPARTMENT
APPROVED BY: Maria Benedis                 as to form
            ----------------------------
Date: 4/29/99
     -----------------------------------